UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 7, 2006

                       Speaking Roses International, Inc.
             (Exact name of registrant as specified in its charter)

                 Utah                    0-22515                  20-0612376
   (State or other jurisdiction      (Commission File         (I.R.S. Employer
         of incorporation)               Number)             Identification No.)

                               404 Ironwood Drive
                           Salt Lake City, Utah 84115
                    (Address of principal executive offices)

                                 (801) 433-3900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

         Pursuant to the bylaws of the Speaking Roses International, Inc. (the "Registrant"), the members of the board of directors of the Registrant (the "Board") appointed Mr. Alan K. Farrell, the Registrant's Chief Executive Officer, as a member of the Board effective as of November 7, 2006, to serve until the next annual meeting of the shareholders of the Registrant. Mr. Farrell was not elected pursuant to any arrangement or understanding with any third person. Mr. Farrell is not entitled to any remuneration as a director of the Registrant, but will continue to receive the salary and equity options described in Item 5.02(c) of the Registrant's Form 8-K filed with the Securities and Exchange Commission on September 11, 2006, which Item 5.02(c) is incorporated herein by this reference.

         Effective February 16, 2007, Blaine Harris resigned his position as a director of the Registrant pursuant to a letter of resignation attached hereto as Exhibit 99.1. Following discussions between the executive officers and the Board, the Registrant believes that the sentiments contained in Mr. Harris' letter of resignation reflect a disagreement with the Board's decision to pursue strategic opportunities not favored by Mr. Harris and do not reflect operations, policies or practices of the Registrant not in the best interests of its shareholders.

         Following the resignation of Mr. Harris, the Board appointed Mr. Roland
N. Walker, a director of the Registrant, as its Chairman until the next annual meeting of the shareholders of the Registrant.

Item 7.01.     Regulation FD Disclosure.

         On February 20, 2007, the Registrant received notice that Blaine Harris, the director whose resignation is described in Item 5.02 above, issued an undated letter to the Registrant's shareholders allegedly on behalf of the Registrant, a copy of which is furnished as Exhibit 99.2 (the "Harris Letter").

         The Board did not authorize the preparation or issuance of the Harris Letter. Upon review, the Board determined that the Harris Letter contains several statements which are materially inaccurate, misleading and incomplete and concluded that the Harris Letter, and the statements contained therein, should not be relied upon in making any investment decision regarding the Registrant's securities.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed as part of this report:

Exhibit No.                        Description
-----------------------------------------------------------------------------

99.1            Resignation Letter of Blaine Harris, dated February 16, 2007
99.2            Undated Letter to Shareholders issued by Blaine Harris




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: February 23, 2007
                                        SPEAKING ROSES INTERNATIONAL, INC.


                                        By: /s/  Alan K. Farrell
                                            -----------------------------
                                                 Alan K. Farrell,
                                                 Chief Executive Officer







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